Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2021 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, March 3, 2022 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the year ended December 31, 2021. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending March 31, 2022. The distribution will be payable on April 4, 2022 to stockholders of record as of March 25, 2022.

Fourth Quarter 2021 Summary Highlights

●Net Asset Value of $349.8 million, or $15.10 per share, compared to $15.23 per share in 2020
●Investment portfolio(1) totaling $819.2 million
●STRS JV investment portfolio totaling $259.5 million
●Gross investment deployments(2) of $199.2 million for the fourth quarter, including new originations of $181.3 million and $17.9 million of fundings for add-ons to existing investments
●Gross investment deployments (2) of $483.2 million for the year, including new originations of $371.4 million and $111.8 million of fundings for refinancing and add-ons to existing investments
●Net investment income of $7.5 million, or $0.331 per share, for the fourth quarter
●Core net investment income of $7.3 million, or $0.322 per share(3) , for the fourth quarter
●Annual net investment income of $28.8 million, or $1.361 per share
●Annual core net investment income of $29.7 million, or $1.405 per share (3)
●Annual distributions of $1.555 per share, including special distribution of $0.135 per share

Recent Developments

In February 2022, the Company increased its capital commitment to the STRS JV in the amount of an additional $25 million, which brings the Company’s total capital commitment to the STRS JV to $100 million, comprised of $80 million of subordinated notes and $20 million of LLC equity interests. In connection with this increase in the Company’s capital commitment, the Company and STRS Ohio’s amended economic ownership in the STRS JV is approximately 66.67% and 33.33%, respectively.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “This past quarter was a record-setting period for capital deployments with WhiteHorse successfully originating 18 new loans deploying a total of $199.2 million. During the fourth quarter, we successfully completed a primary offering resulting in net proceeds of approximately $33.7 million. The proceeds from the offering were fully deployed in the quarter, resulting in a transaction that was immediately accretive. Our ability to rapidly deploy these proceeds reflects the breadth and quality of our unique sourcing capabilities. The lending market remains active and competitive, with pricing, leverage and documentation terms beginning to return to pre-COVID levels. Our pipeline for future deal flow is at an all-time high due in part to our differentiated three-tiered sourcing approach and relationship with the leading H.I.G. platform. This has allowed us to adhere to our disciplined deal sourcing and rigorous underwriting standards to maintain and grow a healthy portfolio, generating robust cash flows to support our dividend and ultimately creating value for our shareholders.”

Portfolio and Investment Activity

As of December 31, 2021, the fair value of WhiteHorse Finance’s investment portfolio was $819.2 million, compared with $690.7 million as of December 31, 2020. The portfolio as of December 31, 2021 consisted of 127 positions across 76 companies with a weighted average effective yield of 9.1% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $6.8 million with the overall portfolio comprised of approximately 85.1% first lien secured loans, 2.9% second lien secured loans, 2.8% equity and 9.2% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended December 31, 2021, WhiteHorse Finance made investments in 18 new portfolio companies for a total of $181.3 million, added a total of $17.9 million to existing portfolio companies, and made net fundings of $2.7 million to revolver loans. Proceeds from sales and repayments, totaled approximately $35.0 million for the three months ended December 31, 2021, driven by four full realizations in Golden Pear Funding Assetco, LLC, SmartSign Holdings LLC, Policy Services Company, LLC and Convergence Technologies, Inc.

In addition to the transactions discussed above, during the three months ended December 31, 2021, WhiteHorse Finance transferred assets comprised of three new portfolio companies, one add-on and the remaining portion of one previously transferred deal totaling $35.1 million to STRS JV in exchange for a net investment in STRS JV of $3.4 million as well as cash proceeds of $31.7 million.

During the year ended December 31, 2021, WhiteHorse Finance invested $371.4 million across 35 new portfolio companies. The Company also invested $72.0 million in existing portfolio companies, exclusive of refinancings. Proceeds from sales and repayments, exclusive of refinancings, totaled approximately $202.1 million for the year. In addition, the Company refinanced three first lien investments, NNA Services, LLC, EducationDynamics, LLC and Source Code Midco, LLC, resulting in net repayments of approximately $7.3 million. Gross receipts from refinancings were $47.1 million and gross deployments from refinancings were $39.8 million.

In addition to the transactions above, during the year ended December 31, 2021, WhiteHorse Finance transferred assets totaling $141.6 million in exchange for a net investment in STRS JV of $23.6 million as well as cash proceeds of $118.0 million. As of December 31, 2021, the Company’s investment in STRS JV was approximately $75.6 million, at fair value.

WHF STRS Ohio Senior Loan Fund LLC

As of December 31, 2021, STRS JV’s portfolio totaled $259.5 million, consisted of 28 portfolio companies and had a weighted average effective yield of 7.9% on its portfolio.

Results of Operations

For the three months and year ended December 31, 2021, the Company’s net investment income was approximately $7.5 million and $28.8 million, respectively, compared with approximately $6.9 million and $24.2 million for the same period in the prior year, representing an increase of approximately 8.7% and 19.0%, respectively. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from STRS JV, accelerated accretion and interest income recognized due to higher repayment activities and larger portfolio size in both the Company and STRS JV. This was partially offset by higher interest expense incurred due to higher leverage balances and higher management fee charged on higher average total assets. For the three months ended December 31, 2021, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 12.6%.

For the three months and year ended December 31, 2021, core net investment income(3) was $7.3 million and $29.7 million, or $0.322 per share and $1.405 per share, respectively, compared with $7.1 million and $25.7 million, or $0.348 per share and $1.249 per share, for the same periods in the prior year.

For the three months and year ended December 31, 2021, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $4.3 million and a net realized and unrealized gain on investments and foreign currency transactions of $1.3 million, respectively. This compares with net realized and unrealized gains on investments and foreign currency transactions of $1.3 million and $7.5 million for the three months and year ended December 31, 2020, respectively. The decrease for the year-over-year period was primarily attributable to unrealized losses generated on markdowns on two portfolio companies, Grupo HIMA San Pablo, Inc. and PlayMonster LLC.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $3.1 million and $30.1 million for the three months and year ended December 31, 2021, respectively, which compares with a net increase of $8.2 million and $31.7 million for the three months and year ended December 31, 2020, respectively.

WhiteHorse Finance’s net asset value was $349.8 million, or $15.10 per share, as of December 31, 2021, as compared with $323.7 million, or $15.46 per share, as of September 30, 2021. As of December 31, 2020, WhiteHorse Finance’s net asset value was $312.9 million, or $15.23 per share.

Liquidity and Capital Resources

As of December 31, 2021, WhiteHorse Finance had cash and cash equivalents of $22.5 million, as compared with $16.6 million as of September 30, 2021, inclusive of restricted cash. As of December 31, 2021, the Company also had $43.4 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending March 31, 2022. The distribution will be payable on April 4, 2022 to stockholders of record as of March 25, 2022.

On November 9, 2021, the Company declared a distribution of $0.355 per share for the quarter ended December 31, 2021, consistent with distributions declared for the thirty-seventh consecutive quarter since the Company's initial public offering. The distribution was paid on January 4, 2022 to stockholders of record as of December 20, 2021. In addition, previously on October 14, 2021, the Company declared a special distribution of $0.135 per share, which was paid on December 10, 2021 to stockholders of record as of October 29, 2021.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its fourth quarter and full year results for the period ended December 31, 2021 at 12:00 p.m. ET on Thursday, March 3, 2022. To access the teleconference, please dial 800-909-5202 (domestic and international) approximately 10 minutes before the teleconference's scheduled start time and reference Conference ID #WHFQ421. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 10, 2022. The teleconference replay can be accessed by dialing 888-219-1262 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $47 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $75.6 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters and years ended December 31, 2021 and December 31, 2020.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended December 31, 2021 and December 31, 2020 (in thousands, except per share data):

	December 31, 2021		December 31, 2020
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$7,454	$0.331	$6,883	$0.335
Net impact of costs associated with refinancing of indebtedness	662	0.029	-	-
Accrual for capital gains incentive fee	(863)	(0.038)	262	0.013
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,253	$0.322	$7,145	$0.348

The following table provides a reconciliation of net investment income to core net investment income for the years ended December 31, 2021 and December 31, 2020 (in thousands, except per share data):

	December 31, 2021		December 31, 2020
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$28,791	$1.361	$24,157	$1.176
Net impact of costs associated with refinancing of indebtedness	662	0.032	-	-
Accrual for capital gains incentive fee	261	0.012	1,505	0.073
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$29,714	$1.405	$25,662	$1.249

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	December 31, 2021	December 31, 2020
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$736,727	$623,777
Non-controlled affiliate company investments	6,874	15,717
Controlled affiliate company investments	75,607	51,241
Total investments, at fair value (amortized cost $831,960 and $695,429, respectively)	819,208	690,735
Cash and cash equivalents	12,185	8,062
Restricted cash and cash equivalents	9,814	7,549
Restricted foreign currency (cost of $752 and $319, respectively)	469	333
Interest and dividend receivable	7,521	6,532
Amounts receivable on unsettled investment transactions	—	4,717
Escrow receivable	515	—
Prepaid expenses and other receivables	1,307	1,061
Total assets	$851,019	$718,989

Liabilities
Debt	$475,958	$384,880
Distributions payable	8,222	7,294
Management fees payable	3,766	3,354
Incentive fees payable	7,958	6,117
Amounts payable on unsettled investment transactions	—	497
Interest payable	2,087	1,870
Accounts payable and accrued expenses	2,438	1,708
Advances received from unfunded credit facilities	839	372
Total liabilities	501,268	406,092

Commitments and contingencies

Net assets
Common stock, 23,162,667 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	21
Paid-in capital in excess of par	339,161	300,002
Accumulated earnings	10,567	12,874
Total net assets	349,751	312,897
Total liabilities and total net assets	$851,019	$718,989
Number of shares outstanding	23,162,667	20,546,032
Net asset value per share	$15.10	$15.23

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Year ended December 31,
	2021	2020	2019
Investment income
From non-controlled/non-affiliate company investments
Interest income	$59,845	$54,039	$56,566
Fee income	2,621	1,988	8,398
Dividend income	273	133	—
From non-controlled affiliate company investments
Dividend income	1,190	1,183	1,173
From controlled affiliate company investments
Interest income	3,307	2,595	936
Dividend income	4,907	1,761	—
Total investment income	72,143	61,699	67,073
Expenses
Interest expense	16,594	13,125	13,468
Base management fees	13,975	12,464	11,300
Performance-based incentive fees	7,524	7,619	7,710
Administrative service fees	683	683	646
General and administrative expenses	3,572	2,909	2,337
Total expenses, before fees waived	42,348	36,800	35,461
Base management fees waived	—	—	(397)
Total expenses, net of fees waived	42,348	36,800	35,064
Net investment income before excise tax	29,795	24,899	32,009
Excise tax	1,004	742	813
Net investment income after excise tax	28,791	24,157	31,196

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	7,994	4,118	(409)
Non-controlled affiliate company investments	562	—	—
Foreign currency transactions	262	70	1
Foreign currency forward contracts	(3)	(25)	—
Net realized gains (losses)	8,815	4,163	(408)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(9,501)	4,685	388
Non-controlled affiliate company investments	1,187	(878)	(514)
Controlled affiliate company investments	708	(464)	363
Translation of assets and liabilities in foreign currencies	94	22	(184)
Net change in unrealized appreciation (depreciation)	(7,512)	3,365	53
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1,303	7,528	(355)
Net increase in net assets resulting from operations	$30,094	$31,685	$30,841

Per Common Share Data
Basic and diluted earnings per common share	$1.42	$1.55	$1.50
Dividends and distributions declared per common share	$1.56	$1.55	$1.62
Basic and diluted weighted average common shares outstanding	21,150,168	20,546,032	20,546,032

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
I&I Sales Group, LLC (d/b/a Avision Sales Group)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	12/15/21	12/15/26	9,286	$9,102	$9,100	2.60%
I&I Sales Group, LLC (d/b/a Avision Sales Group)(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.00%	7.00%	12/15/21	12/15/26	396	388	388	0.11
I&I Sales Group, LLC (d/b/a Avision Sales Group)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.00%	7.00%	12/15/21	12/15/26	—	—	—	—
								9,490	9,488	2.71
Air Freight & Logistics
Access USA Shipping, LLC (d/b/a MyUS.com)	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.50%	02/08/19	02/08/24	4,937	4,906	4,937	1.41
ITS Buyer Inc. (d/b/a ITS Logistics, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	12/22/21	06/15/26	3,612	3,540	3,539	1.01
ITS Buyer Inc. (d/b/a ITS Logistics, LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.00%	7.00%	12/22/21	06/15/26	—	—	—	—
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	07/12/21	07/12/26	11,789	11,575	11,646	3.33
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	07/12/21	07/12/26	—	—	7	—
								20,021	20,129	5.75
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	9.75%	05/03/21	05/07/29	15,000	14,586	14,700	4.20
Education Networks of America, Inc.	First Lien Secured Term Loan	1.00%	L+ 5.50%	6.50%	11/30/21	10/27/26	4,719	4,511	4,508	1.29
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	3,213	3,195	3,213	0.92
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	06/14/19	12/29/22	169	168	169	0.05
								22,460	22,590	6.46
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)(12)	First Lien Secured Term Loan	1.03%	Base rate+ 7.98%	9.02%	02/16/18	06/28/24	15,286	15,193	15,286	4.37
								15,193	15,286	4.37
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SF+ 6.50%	7.50%	12/30/21	12/30/26	8,191	8,027	8,027	2.30
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SF+ 6.50%	7.50%	12/30/21	12/30/26	—	—	—	—
								8,027	8,027	2.30
Building Products
Drew Foam Companies Inc.	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	11/05/20	11/05/25	7,207	7,094	7,183	2.05
LHS Borrower, LLC (d/b/a Leaf Home, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	9,506	9,346	9,416	2.69
LHS Borrower, LLC (d/b/a Leaf Home, LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.75%	7.75%	09/30/20	09/30/25	—	—	4	—
PFB Holdco, Inc. (d/b/a PFB Corporation)(13)	First Lien Secured Term Loan	2.45%	CP+ 5.50%	7.95%	12/17/21	12/17/26	9,027	6,923	6,998	2.00
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)(13)	First Lien Secured Revolving Loan	2.45%	CP+ 5.50%	7.95%	12/17/21	12/17/26	—	—	—	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	3.25%	P+ 5.50%	8.75%	12/17/21	12/17/26	2,198	2,154	2,154	0.62
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)	First Lien Secured Revolving Loan	3.25%	P+ 5.50%	8.75%	12/17/21	12/17/26	—	—	—	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(13)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	07/27/21	07/27/26	22,977	17,975	17,841	5.10
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	07/27/21	07/27/26	164	161	161	0.05
								43,653	43,757	12.51
Cable & Satellite
Bulk Midco, LLC(15)	First Lien Secured Term Loan	1.00%	L+ 7.24%	8.24%	06/08/18	06/08/23	15,000	14,936	14,526	4.15
								14,936	14,526	4.15
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50% (8.00% Cash + 0.50% PIK)	10/28/19	10/29/26	15,722	15,047	15,172	4.34
								15,047	15,172	4.34

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Construction & Engineering
Road Safety Services, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/30/21	03/18/25	4,099	$4,017	$4,017	1.15%
Tensar Corporation	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	11/20/20	08/20/25	6,930	6,797	7,069	2.02
								10,814	11,086	3.17
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/30/20	12/29/25	7,640	7,518	7,469	2.14
Claridge Products and Equipment, LLC(7)	First Lien Secured Revolving Loan	3.25%	P+ 5.50%	8.75%	12/30/20	12/29/25	211	207	204	0.06
								7,725	7,673	2.20
Consumer Finance
Maxitransfers Blocker Corp.	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	8,590	8,436	8,590	2.46
Maxitransfers Blocker Corp.(4)	First Lien Secured Revolving Loan	1.00%	L+ 8.50%	9.50%	10/07/20	10/07/25	1,038	1,019	1,038	0.30
								9,455	9,628	2.76
Data Processing & Outsourced Services
Escalon Services Inc.	First Lien Secured Term Loan	1.00%	L+ 13.50%	14.50% (13.00% Cash + 1.50% PIK)	12/04/20	12/04/25	8,046	7,490	8,046	2.30
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.25%	12/23/16	06/07/24	24,000	23,811	23,925	6.84
								31,301	31,971	9.14
Department Stores
Mills Fleet Farm Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	10/24/18	10/24/24	13,538	13,331	13,538	3.87
								13,331	13,538	3.87
Distributors
Crown Brands LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	4,382	4,299	3,505	1.00
Crown Brands LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	12.00%	12/15/20	01/08/26	650	650	520	0.15
								4,949	4,025	1.15
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SF+ 5.75%	6.50%	11/16/21	11/16/26	12,000	11,348	11,340	3.24
Sklar Holdings, Inc. (d/b/a Starco)	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	11/13/19	05/13/23	7,389	7,295	7,020	2.01
								18,643	18,360	5.25
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	08/27/21	08/27/26	11,594	11,459	11,460	3.28
								11,459	11,460	3.28
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/15/26	13,318	13,068	13,064	3.74
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	—	—
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00% (7.50% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	—	—
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
								13,235	13,231	3.79
Electric Utilities
CleanChoice Energy, Inc. (d/b/a CleanChoice)	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/12/21	10/12/26	10,500	10,299	10,296	2.94
								10,299	10,296	2.94
Electronic Equipment & Instruments
LMG Holdings, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	6,802	6,684	6,687	1.91
LMG Holdings, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/30/21	04/30/26	—	—	—	—
								6,684	6,687	1.91

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	12/31/21	12/31/26	12,007	$11,767	$11,767	3.36%
Industrial Specialty Services USA LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	12/31/21	12/31/26	—	—	—	—
Juniper Landscaping Holdings LLC	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	12/29/21	12/29/26	11,420	11,221	11,220	3.21
Juniper Landscaping Holdings LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.00%	7.00%	12/29/21	12/29/26	—	—	—	—
Juniper Landscaping Holdings LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.00%	7.00%	12/29/21	12/29/26	597	586	586	0.17
RLJ Pro-Vac, Inc. (d/b/a Pro-Vac)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	12/31/21	12/31/26	8,775	8,600	8,600	2.46
RLJ Pro-Vac, Inc. (d/b/a Pro-Vac)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	12/31/21	12/31/26	—	—	—	—
								32,174	32,173	9.20
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	10,979	10,770	10,769	3.08
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	—	—	—	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.75%	8.75%	10/05/21	10/05/26	—	—	—	—
Epiphany Business Services, LLC (d/b/a Epiphany Dermatology, PA)	First Lien Secured Term Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	4,278	4,214	4,235	1.21
Epiphany Business Services, LLC (d/b/a Epiphany Dermatology, PA)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	3,052	3,008	3,027	0.87
Epiphany Business Services, LLC (d/b/a Epiphany Dermatology, PA)(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.50%	8.50%	12/04/20	06/22/23	—	—	3	—
Grupo HIMA San Pablo, Inc.(7)	Superpriority Delayed Draw Loan	N/A	12.00%	12.00%	11/24/21	11/24/23	568	568	568	0.16
Grupo HIMA San Pablo, Inc.(8)(21)	Amended Term Loan	1.50%	9.00%	10.50% (0.00% Cash + 10.50% PIK)	11/24/21	11/24/23	1,708	1,704	1,708	0.49
Grupo HIMA San Pablo, Inc.(8)	First Lien Secured Term Loan A	N/A	L+ 9.00%	9.13%	05/05/19	04/30/19	3,476	3,476	1,169	0.33
Grupo HIMA San Pablo, Inc.(8)	First Lien Secured Term Loan B	1.50%	L+ 9.00%	10.50%	02/01/13	04/30/19	12,185	12,185	4,097	1.17
Grupo HIMA San Pablo, Inc.(8)	Second Lien Secured Term Loan	N/A	L+ 15.75%	15.75% (13.75% Cash + 2.00% PIK)	02/01/13	07/31/18	1,028	1,024	—	—
								36,949	25,576	7.31
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	06/14/19	06/14/24	7,242	7,175	7,242	2.07
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 9.00%	10.50% (10.00% Cash + 0.50% PIK)	10/07/20	06/14/24	891	879	891	0.25
DCA Investment Holding, LLC (d/b/a Dental Care Alliance, LLC)	First Lien Secured Term Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	7,025	6,933	6,988	2.00
DCA Investment Holding, LLC (d/b/a Dental Care Alliance, LLC)(7)	First Lien Secured Delayed Draw Loan	0.75%	L+ 6.25%	7.00%	03/12/21	03/12/27	678	672	688	0.20
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	17,366	17,121	17,366	4.97
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.75%	7.75%	12/04/20	12/04/24	2,550	2,517	2,534	0.72
IvyRehab Intermediate II, LLC (d/b/a Ivy Rehab)(7)	First Lien Secured Revolving Loan	3.25%	P+ 5.75%	9.00%	12/04/20	12/04/24	142	139	147	0.04
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	1,155	1,140	1,155	0.33
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	5,183	5,166	5,183	1.48
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 9.25%	10.25% (8.75% Cash + 1.50% PIK)	11/25/20	11/25/25	15,448	15,178	14,212	4.06
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 9.25%	10.25% (8.75% Cash + 1.50% PIK)	11/25/20	11/25/25	702	689	631	0.18
								57,609	57,037	16.30
Heavy Electrical Equipment
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	06/25/21	06/25/26	11,123	10,924	10,975	3.14
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	06/25/21	06/25/24	104	103	113	0.03
								11,027	11,088	3.17

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/12/21	10/12/26	20,034	$19,651	$19,645	5.62%
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	10/12/21	10/12/26	—	—	—	—
Sure Fit Home Products, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75%	04/12/21	07/13/23	4,912	4,828	4,372	1.25
								24,479	24,017	6.87
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	11,403	11,257	11,383	3.25
The Kyjen Company, LLC (d/b/a Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	04/05/21	04/05/26	385	380	390	0.11
								11,637	11,773	3.36
Interactive Media & Services
What If Holdings, LLC (d/b/a What If Media Group, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	10/02/19	10/02/24	18,848	18,609	18,759	5.36
								18,609	18,759	5.36
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	L+ 10.00%	11.50% (9.50% Cash + 2.00% PIK)	08/28/20	08/28/25	12,623	12,388	12,623	3.61
BBQ Buyer, LLC (d/b/a BBQ Guys)(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 10.00%	11.50% (9.50% Cash + 2.00% PIK)	12/02/21	08/28/25	2,573	2,523	2,523	0.72
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/04/20	06/04/26	5,940	5,844	5,940	1.70
Marlin DTC-LS Midco 2, LLC (d/b/a Clarus Commerce, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	08/06/21	07/01/25	4,277	4,200	4,206	1.20
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	17,148	16,955	17,148	4.90
								41,910	42,440	12.13
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 6.75%	7.75%	02/28/19	02/28/24	12,729	12,674	12,729	3.64
								12,674	12,729	3.64
IT Consulting & Other Services
AST-Applications Software Technology LLC	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00% (8.00% Cash + 1.00% PIK)	01/10/17	01/10/23	3,958	3,943	3,958	1.13
ATSG, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/12/21	11/12/26	14,008	13,736	13,736	3.93
								17,679	17,694	5.06
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)(16)	First Lien Secured Term Loan	1.00%	L+ 7.96%	8.96% (8.46% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	9,315	9,296	2.66
Honors Holdings, LLC (d/b/a Orange Theory)(16)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.58%	8.58% (8.08% Cash + 0.50% PIK)	09/06/19	09/06/24	4,649	4,611	4,578	1.31
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	8.50%	06/29/20	06/29/25	5,631	5,570	5,546	1.59
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,279	1,259	1,239	0.35
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,219	0.35
								22,020	21,878	6.26
Leisure Products
PlayMonster LLC(8)	First Lien Secured Term Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	6,000	5,894	3,900	1.12
PlayMonster LLC(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.00%	7.00%	06/07/21	06/07/26	224	221	(828)	(0.24)
								6,115	3,072	0.88
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	L+ 8.00%	8.50%	11/23/21	12/16/29	5,000	4,925	4,925	1.41
								4,925	4,925	1.41

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Office Services & Supplies
American Crafts, LC	First Lien Secured Term Loan	1.00%	L+ 8.50%	9.50%	05/28/21	05/28/26	8,434	$8,325	$8,325	2.38%
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.75%	8.25%	04/12/19	04/12/24	12,656	12,507	12,589	3.60
Empire Office, Inc.(4)(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.75%	8.25%	08/17/21	04/12/24	—	—	7	—
								20,832	20,921	5.98
Packaged Foods & Meats
Lenny & Larry's, LLC(17)	First Lien Secured Term Loan	1.00%	L+ 8.40%	9.40% (7.68% Cash + 1.72% PIK)	05/15/18	05/15/23	11,142	11,084	10,862	3.11
								11,084	10,862	3.11
Personal Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	12,252	12,055	12,252	3.50
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.00%	12/30/20	12/30/25	—	—	8	—
								12,055	12,260	3.50
Real Estate Operating Companies
HRG Management, LLC (d/b/a HomeRiver Group, LLC)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.25%	10/19/21	10/19/26	4,875	4,781	4,780	1.37
HRG Management, LLC (d/b/a HomeRiver Group, LLC)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.25%	7.25%	10/19/21	10/19/26	653	644	651	0.19
HRG Management, LLC (d/b/a HomeRiver Group, LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.25%	10/19/21	10/19/26	—	—	—	—
								5,425	5,431	1.56
Research & Consulting Services
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	11/25/19	11/25/24	14,175	14,011	13,996	4.00
Nelson Worldwide, LLC	First Lien Secured Term Loan	1.00%	L+ 10.25%	11.25% (10.25% Cash + 1.00% PIK)	01/09/18	01/09/23	10,027	9,976	9,826	2.81
								23,987	23,822	6.81
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	11/16/21	11/16/27	13,000	12,745	12,742	3.64
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	7.50%	11/16/21	11/16/27	—	—	(1)	—
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	11/16/21	11/16/27	—	—	—	—
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.00%	09/30/21	09/30/26	11,638	11,417	11,416	3.26
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.00%	9.00%	09/30/21	09/30/26	—	—	—	—
True Blue Car Wash, LLC	First Lien Secured Term Loan	1.00%	L+ 6.82%	7.82%	10/17/19	10/17/24	8,203	8,087	8,130	2.32
True Blue Car Wash, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.82%	7.82%	10/17/19	10/17/24	3,103	3,073	3,098	0.89
								35,322	35,385	10.11
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(9)(14)	Subordinated Note	N/A	L+ 6.50%	6.61%	07/19/19	N/A	60,000	60,000	60,000	17.16
								60,000	60,000	17.16
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.00%	03/16/21	03/16/27	19,354	19,018	19,160	5.48
								19,018	19,160	5.48
Technology Hardware, Storage & Peripherals
Source Code Holdings, LLC (d/b/a Source Code Corporation)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	07/30/21	07/30/27	7,629	7,487	7,489	2.14
Source Code Holdings, LLC (d/b/a Source Code Corporation)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	7.50%	07/30/21	07/30/27	—	—	—	—
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	15,079	14,713	15,079	4.31
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.75%	9.75%	10/15/20	10/15/25	530	517	549	0.16
								22,717	23,117	6.61

Total Debt Investments								$794,969	$781,049	223.32%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Equity Investments
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(4)	Class A LLC Interests	N/A	N/A	N/A	12/15/21	N/A	200	$250	$250	0.07%
								250	250	0.07
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)(4)	Class B Units	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	1,250	0.36
								1,250	1,250	0.36
Data Processing & Outsourced Services
PFB Holdco, Inc. (d/b/a PFB Corporation)(4)(13)	Class A Units	N/A	N/A	N/A	12/17/21	N/A	1	423	427	0.12
								423	427	0.12
Data Processing & Outsourced Services
Escalon Services Inc.(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	476	893	0.26
								476	893	0.26
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	317	317	—	—
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	225	—	158	0.05
								317	158	0.05
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)(4)	Preferred Units	N/A	12.00%	12.00%	09/15/21	N/A	167	167	167	0.05
								167	167	0.05
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)(4)	Class A Units	N/A	N/A	N/A	12/29/21	N/A	83	825	825	0.24
								825	825	0.24
Health Care Services
Lab Logistics, LLC(4)(20)	Preferred Units	N/A	14.00%	14.00% PIK	10/29/19	N/A	2	857	1,018	0.29
								857	1,018	0.29
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	07/02/21	N/A	8	850	1,398	0.40
								850	1,398	0.40
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	2,442	0.70
Ross-Simons Topco, LP(4)	Preferred Units	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	600	786	0.22
								1,700	3,228	0.92
Investment Banking & Brokerage
Arcole Holding Corporation(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	—	6,944	6,874	1.97
								6,944	6,874	1.97
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	972	972	972	0.28
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	496	0.14
								1,468	1,468	0.42
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,941	188	0.05
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	76	0.02
								2,734	264	0.07
Other Diversified Financial Services
SFS Global Holding Company(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,492	1.00
								2,890	3,492	1.00

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)(4)	Preferred Units	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	$840	$840	0.24%
								840	840	0.24
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	15,000	15,000	15,607	4.46
								15,000	15,607	4.46

Total Equity Investments								$36,991	$38,159	10.92%

Total Investments								$831,960	$819,208	234.24%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Secured Overnight Financing Rate (“SOFR” or “SF”), which resets monthly, quarterly or semiannually, the Canadian Dollar Offered Rate (“CDOR” or “C”), Canada Prime Rate (“CP”), or the U.S. Prime Rate (“Prime” or “P”). The one, three and six-month USD LIBOR were 0.10%, 0.21% and 0.34%, respectively, as of December 31, 2021. The SOFR, CDOR, Canadian Prime, Prime was 0.05%, 0.52%, 2.45% and 3.25%, respectively, as of December 31, 2021.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 88.2% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2021.

(8)	The investment is on non-accrual status.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 234.2% of the Company’s net assets or 96.3% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

(20)	Investment earns 14.00% that converts to PIK on an annual basis and is recorded in interest and dividend receivable in the consolidated statements of assets and liabilities.

(21)	Upon closing the Amendment Agreement, a portion of the existing Grupo HIMA San Pablo, Inc. First Lien Secured Term Loan A and First Lien Secured Term Loan B investments were converted into an Amended Term Loan, which is pari passu with the Grupo HIMA San Pablo, Inc. Superpriority Delayed Draw Loan commitment in a liquidation event.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.